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                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                            Washington, D.C. 20549
                            ----------------------



                                   FORM 8-K
                                   --------


                                CURRENT REPORT
                                --------------




                      Pursuant to Section 13 or 15(d) of
                   the Securities and Exchange Act of 1934




     Date of Report (Date of earliest event reported): November 15, 1996




                        FIRST LIBERTY FINANCIAL CORP.
                        -----------------------------
           (Exact name of registrant as specified in its charter)



         Georgia              1-14417                   58-1680650
         -------              -------                   ----------
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



                               201 Second Street
                               -----------------
                              Macon, Georgia 31297
                              --------------------
          (Address of principal executive offices, including zip code)


                                (912) 743-0911
                                --------------
              (Registrant's telephone number including area code)


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                             Exhibit Index on Page 4


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ITEM 2. Acquisition or Disposition of Assets.
---------------------------------------------

        Pursuant to an Agreement and Plan of Merger dated June 11, 1996, as amended, by and among First Liberty Financial Corp. ("FLFC"), First Liberty Bank ("FLB"), and Middle Georgia Bank ("MGB"), FLFC acquired on November 15, 1996 all of the common stock of MGB and caused MGB to be merged into FLB. MGB had total assets of approximately $110 million and two banking offices, both of which will continue to operate as offices of FLB.

ITEM 7. Financial Statements and Exhibits.
------------------------------------------

       (a) Financial Statements of Business Acquired:
       ----------------------------------------------

           In accordance with Item 7(a)(4) of Form 8-K, any historical financial statements of MGB required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before January 24, 1997.


       (b) Pro Forma Financial Information.
       ------------------------------------

           In accordance with Item 7(b)(2) of Form 8-K, any pro forma financial information required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before January 24, 1997.


       (c) Exhibits.   The following exhibit is incorporated in this report:
       -------------


     Exhibit No.                             Description
     -----------                             -----------


          2 Agreement and Plan of Merger dated June 11, 1996, as amended, by and among First Liberty Financial Corp., First Liberty Bank, and Middle Georgia Bank (Appendix A to Registrant's Registration Statement on Form S-4, No. 333-10617)







                                  Page 2 of 4


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           Pursuant to the filing required of the Securities Exchange Act of
1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST LIBERTY FINANCIAL CORP.
                                        -----------------------------



                                        /s/ Richard A. Hills, Jr.
                                        -------------------------
                                        Richard A. Hills, Jr.
                                        Executive Vice President
                                        and General Counsel


Date: November 26, 1996






























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                                INDEX OF EXHIBITS
                                -----------------


    Exhibit No.         Description                              Page No.
    -----------         -----------                              --------

        2               Agreement and Plan of Merger dated           4
                        June 11, 1996, as amended, by and
                        among First Liberty Financial Corp.,
                        First Liberty Bank, and Middle
                        Georgia Bank (Appendix A to
                        Registrant's Registration
                        Statement on Form S-4, No. 333-10617)

































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